--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): April 28, 2000

                          PINNACLE GLOBAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                    0-30066                      76-0583569
  (State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)

                           5599 SAN FELIPE, SUITE 555
                              HOUSTON, TEXAS 77056
             (Address of Registrant's principal executive offices)

                                 (713) 993-4610
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

    Pinnacle Global Group, Inc. (Pinnacle) is filing this Current Report on Form 8-K to update through December 31, 1999 (1) the financial statements of Sanders Morris Mundy Inc. which was combined in a merger involving our investment banking subsidiary Harris Webb & Garrison, Inc. that closed January 31, 2000 and (2) the pro forma financial information related to the Sanders merger.

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
       See Index to Financial Statements beginning on page 2.

    (b) PRO FORMA FINANCIAL INFORMATION.
       See Index to Financial Statements beginning on page 2.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Pinnacle Global Group, Inc.

  Unaudited ProForma Condensed Combined Balance Sheet as of
    December 31, 1999.......................................     4

  Unaudited ProForma Condensed Combined Statement of
    Operations for the year ended December 31, 1999.........     5

  Notes to the Unaudited ProForma Condensed Combined
    Financial Statements....................................     6

Sanders Morris Mundy Inc.

  Report of Independent Accountants.........................     8

  Consolidated Statement of Financial Condition
    as of December 31, 1999 and 1998........................     9

  Consolidated Statement of Income
    for the three years in the period ended December 31,
    1999....................................................     10

  Consolidated Statement of Changes in Stockholders' Equity
    for the three years in the period ended December 31,
    1999....................................................     11

  Consolidated Statement of Changes in Subordinated
    Borrowings
    for the three years in the period ended December 31,
    1999....................................................     12

  Consolidated Statement of Cash Flows
    for the three years in the period ended December 31,
    1999....................................................     13

  Notes to Consolidated Financial Statements................     14

             UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

    The following unaudited pro forma condensed combined balance sheet as of December 31, 1999 gives effect to the merger with Sanders Morris Mundy Inc.
(SMM) as if it occurred on that date. The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 gives effect to the following transactions as if they occurred on January 1, 1999: (1) the January 1999 combination with Harris Webb & Garrison, Inc. (HWG), Pinnacle Management & Trust Company (PMT) and Spires Financial, L.P. (Spires) and (2) the merger with SMM. The unaudited pro forma condensed combined financial statements have been derived from and should be read in connection with the audited historical financial statements of Pinnacle and SMM as of and for the year ended December 31, 1999 included later in this Form 8-K in the case of SMM and included in our most recent annual report on Form 10-K in the case of Pinnacle.

    The pro forma adjustments and the resulting unaudited pro forma condensed combined financial statements were prepared based on available information and certain assumptions and estimates described in the notes to the unaudited pro forma condensed combined financial statements. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed, has not been made, and the allocation reflected in the unaudited pro forma condensed combined financial statements should be considered preliminary. However, in the opinion of our management, the final allocation will not have a material impact on the unaudited condensed combined pro forma financial statements.

    The unaudited pro forma condensed combined financial statements do not purport to represent what our financial position or results of operations would have been had the merger occurred on the dates indicated or to project our financial position or results of operations for any future period. Furthermore, the unaudited pro forma condensed combined financial statements do not reflect changes which may occur as the result of activities after the Sanders merger closed.

                          PINNACLE GLOBAL GROUP, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF DECEMBER 31, 1999

                             (DOLLARS IN THOUSANDS)

                                                                                          PRO FORMA
                                                   PINNACLE     SMM      ADJUSTMENTS      COMBINED
                                                   --------   --------   -----------      ---------
Assets:
  Cash and cash equivalents......................  $ 10,495   $ 9,786      $   (650)(A)
                                                                                          $ 19,631
  Securities available for sale..................     4,049        --            --          4,049
  Receivable from broker-dealers and clearing
    organizations................................   162,423       122            --        162,545
  Deposits with clearing brokers.................     8,463       250            --          8,713
  Securities owned...............................    85,002     7,496                       92,498
  Intangible assets, net.........................    21,414       281        23,016 (A)     44,711
  Other assets...................................     4,172     3,907            --          8,079
  Net assets of discontinued operations..........     2,448        --            --          2,448
                                                   --------   -------      --------       --------

    Total assets.................................  $298,466   $21,842      $ 22,366       $342,674
                                                   ========   =======      ========       ========

Liabilities:
  Accounts payable and accrued liabilities.......  $  2,691   $ 7,300      $     --       $  9,991
  Payable to clearing broker-dealers.............   117,922        29            --        117,951
  Securities sold, not yet purchased.............   120,276        62            --        120,338
                                                   --------   -------      --------       --------
    Total liabilities............................   240,889     7,391            --        248,280
                                                   --------   -------      --------       --------
Minority interests...............................        --       550            --            550
                                                   --------   -------      --------       --------

Shareholders' equity:
  Common stock...................................        71         1            (1)(B)
                                                                                 71 (A)        142
  Additional paid-in capital.....................    58,929     1,103        (1,103)(B)
                                                                             36,196 (A)     95,125
  Receivables for shares issued..................    (1,312)       --            --         (1,312)
  Retained earnings..............................       (88)   12,797
                                                                            (12,797)(B)        (88)
  Accumulated other comprehensive loss...........       (23)       --            --            (23)
                                                   --------   -------      --------       --------
    Total shareholders' equity...................    57,577    13,901        22,366         93,844
                                                   --------   -------      --------       --------

      Total liabilities and shareholders'
        equity...................................  $298,466   $21,842      $ 22,366       $342,674
                                                   ========   =======      ========       ========

                          PINNACLE GLOBAL GROUP, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                           PINNACLE                                      PINNACLE
                              AS       JANUARY 1999                         AS                                  PRO FORMA
                           REPORTED   ACQUISITIONS(C)   ADJUSTMENTS      ADJUSTED     SMM      ADJUSTMENTS      COMBINED
                           --------   ---------------   -----------      --------   --------   -----------      ---------
Total revenues...........  $18,973        $ 1,527         $    --        $20,500    $34,567      $    --         $55,067
Total expenses...........   18,600          1,214              68 (E)
                                                               84 (D)     19,966     29,410         (921 )(H)     50,297
                           -------        -------         -------        -------    -------      -------         -------
Income from continuing
  operations before
  income taxes...........      373            313            (152)           534      5,157         (921)          4,770
Minority interests and
  cumulative effect of
  change in accounting...       --             --              --             --       (416)          --            (416)
Provision for income
  taxes..................    3,271              2              96 (F)      3,369         --        2,062 (I)       5,431
                           -------        -------         -------        -------    -------      -------         -------
Income (loss) from
  continuing
  operations.............  $(2,898)       $   311         $  (248)       $(2,835)   $ 5,573      $(2,983)        $  (245)
                           =======        =======         =======        =======    =======      =======         =======
Basic earnings (loss) per
  share from continuing
  operations.............  $ (0.43)                                                                              $ (0.02)
                           =======                                                                               =======
Weighted average shares
  outstanding............    6,828                            593 (G)      7,421                   7,125 (G)      14,546
                           =======                                                                               =======
Diluted earnings (loss)
  per share from
  continuing
  operations.............  $ (0.43)                                                                              $ (0.02)
                           =======                                                                               =======
Weighted average shares
  outstanding............    6,828                            593 (G)      7,421                   7,125 (G)      14,546
                           =======                                                                               =======

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

 A To record the purchase of SMM based on the issuance of 7,125,220 shares at $5.09 per share, plus $650,000 of estimated transaction costs. The $5.09 share price is based on an average of the market value of Pinnacle common stock for five days before, the day of, and five days after the announcement of the proposed merger.

Purchase Price..............................................  $ 36,917
Less fair value of identifiable assets......................   (13,901)
                                                              --------
Goodwill....................................................  $ 23,016
                                                              ========

 B  To eliminate the historical equity accounts of SMM.

 C To include the historical results of operations of HWG, PMT, and Spires for the one month period prior to their January 31, 1999 acquisition by
    Pinnacle:

                                                                    HWG        PMT       SPIRES     TOTAL
                                                                  --------   --------   --------   --------

    Month ended January 31, 1999:
      Total revenues............................................    $449       $242       $836      $1,527
      Total expenses............................................     479        120        615       1,214
                                                                    ----       ----       ----      ------
      Income (loss) from continuing operations before income
        taxes...................................................     (30)       122        221         313
      Provision (benefit) for income taxes......................       2         --         --           2
                                                                    ----       ----       ----      ------
      Income (loss) from continuing operations..................    $(32)      $122       $221      $  311
                                                                    ====       ====       ====      ======

 D To record the increase in compensation and benefits of Spires based upon employment contracts whereby certain employees of Spires receive total compensation equal to 10% of Spires revenues.

 E To record amortization of goodwill over 25 years on a straight-line basis related to the acquisition of HWG, PMT and Spires.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)

 F To record the pro forma provision for income taxes for PMT and Spires which were non-taxable entities:

                                                              PMT       SPIRES     TOTAL
                                                            --------   --------   --------

Month ended January 31, 1999:
  Income from continuing operations.......................    $122      $  221     $  343
  Less additional Spires Financial compensation and
    benefits..............................................      --          84         84
                                                              ----      ------     ------
                                                               122         137        259
  Statutory income tax rate...............................      37%         37%        37%
                                                              ----      ------     ------
  Provision for income taxes..............................    $ 45      $   51     $   96
                                                              ====      ======     ======

 G To adjust the weighted average shares for the shares issued in the acquisitions of HWG, PMT, Spires and SMM.

 H To record amortization of goodwill over 25 years on a straight-line basis related to the acquisition of SMM.


Goodwill....................................................  $23,016
Amortization period.........................................       25
                                                              -------
Annual amortization expense.................................  $   921
                                                              =======

 I To record the provision for income taxes for SMM which was a non-taxable entity:


Income from continuing operations of SMM....................   $5,573
Statutory income tax rate...................................       37%
                                                               ------
Provision for income taxes..................................   $2,062
                                                               ======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Sanders Morris Mundy Inc.

    In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, changes in stockholders' equity, changes in subordinated borrowings, and cash flows present fairly, in all material respects, the consolidated financial position of Sanders Morris Mundy Inc. and subsidiaries (the Company) at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in Note 2, the Company changed its accounting for organization and start-up costs pursuant to the provisions of Statement of Position 98-5.

                                          PricewaterhouseCoopers LLP

Houston, Texas
February 25, 2000

                           SANDERS MORRIS MUNDY INC.

                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
                                        ASSETS

Cash and cash equivalents...................................  $ 9,786,016   $ 8,814,452
Deposit with clearing organization..........................      250,000            --
Receivables.................................................    2,571,075     1,668,602
Securities owned:
  Marketable, at market value...............................    2,297,333     3,565,901
  Not readily marketable, at estimated fair value...........    5,199,308     9,911,947
Leasehold improvements, furniture and equipment, net........    1,241,636     1,309,278
Goodwill, less accumulated amortization of $135,484 and
  $93,797, respectively.....................................      281,390       323,077
Other assets................................................      215,623       105,438
                                                              -----------   -----------
                                                              $21,842,381   $25,698,695
                                                              ===========   ===========

               LIABILITIES, MINORITY INTERESTS, AND STOCKHOLDERS' EQUITY

Payable to brokers and dealers..............................  $    29,438   $    32,252
Securities sold, not yet purchased, at market value.........       62,297        19,404
Accounts payable and other accrued liabilities..............      582,409       579,993
Dividends declared..........................................    2,109,327            --
Accrued profit sharing......................................      500,000       450,000
Deferred compensation.......................................    3,262,608     4,134,659
Sales commissions payable...................................      687,735       478,740
State income taxes payable..................................      157,383       152,856
                                                              -----------   -----------
    Total liabilities.......................................    7,391,197     5,847,904
                                                              -----------   -----------
Commitments and contingencies
Minority interests..........................................      550,135     1,085,856
                                                              -----------   -----------
Stockholders' equity:
  Common stock, $0.01 par value, 200,000 shares authorized,
    71,229 shares issued and 60,729 shares outstanding at
    1999 and 70,459 shares issued and 59,959 shares
    outstanding at 1998.....................................          712           705
  Less--treasury stock (10,500 shares at par)...............         (105)         (105)
  Additional paid-in capital................................    1,103,716       846,544
  Retained earnings.........................................   12,796,726    17,917,791
                                                              -----------   -----------
    Total stockholders' equity..............................   13,901,049    18,764,935
                                                              -----------   -----------
                                                              $21,842,381   $25,698,695
                                                              ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                        CONSOLIDATED STATEMENT OF INCOME

                                                                YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------
                                                           1999          1998          1997
                                                        -----------   -----------   -----------
Revenues:
  Underwriting........................................  $12,865,127   $ 9,269,605   $ 7,987,939
  Other investment banking............................    2,954,303     2,564,962     1,493,805
  Commissions.........................................   10,836,993     9,129,954     7,639,843
  Trading gains, net..................................    5,213,199    16,989,945     3,623,462
  Management and advisory fees from limited
    partnerships......................................    3,030,824     1,545,612       760,000
  Interest income.....................................      705,002       362,555       356,332
  Equity in earnings (loss) of limited partnerships...   (1,833,909)    1,693,472     2,159,044
  Other...............................................      795,884       193,213       908,019
                                                        -----------   -----------   -----------
    Total revenues....................................   34,567,423    41,749,318    24,928,444
                                                        -----------   -----------   -----------
Expenses:
  Employee compensation and benefits..................   20,810,243    23,340,637    12,356,213
  Clearing and execution fees.........................    2,045,744     1,953,140     1,789,229
  Occupancy and equipment.............................    1,505,038     1,139,532     1,068,723
  Information services................................    1,220,332       730,535       558,408
  Travel and entertainment............................      955,942       733,299       445,203
  Management fee......................................           --       180,000       356,894
  Depreciation and amortization expense...............      368,570       340,193       284,522
  Professional fees...................................      491,628       294,646       258,184
  Advertising and public relations....................       78,060       201,053       267,560
  Other...............................................    1,934,784     2,101,250     1,042,005
                                                        -----------   -----------   -----------
    Total expenses....................................   29,410,341    31,014,285    18,426,941
                                                        -----------   -----------   -----------
Income before cumulative effect of a change in
  accounting principle and minority interests.........    5,157,082    10,735,033     6,501,503
Cumulative effect of a change in accounting
  principle...........................................           --      (284,694)           --
Minority interests in earnings (loss) of consolidated
  companies...........................................     (415,721)      429,659       699,025
                                                        -----------   -----------   -----------
Net income............................................  $ 5,572,803   $10,020,680   $ 5,802,478
                                                        ===========   ===========   ===========

Earnings per share--basic and diluted.................  $     92.15   $    167.13   $     95.36
                                                        ===========   ===========   ===========
Weighted average shares--basic and diluted............       60,477        59,958        60,847
                                                        ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                     COMMON STOCK         TREASURY STOCK      ADDITIONAL
                                  -------------------   -------------------    PAID-IN      RETAINED
                                   SHARES     AMOUNT     SHARES     AMOUNT     CAPITAL      EARNINGS        TOTAL
                                  --------   --------   --------   --------   ----------   -----------   -----------
Balance, January 1, 1997........   70,459     $  705     (7,300)    $ (73)    $1,277,168   $ 6,144,633   $ 7,422,433

Net income......................       --         --         --        --             --     5,802,478     5,802,478
Distribution to shareholders....       --         --         --        --             --    (1,750,000)   (1,750,000)
Purchase of treasury stock......       --         --     (3,200)      (32)      (430,624)           --      (430,656)
                                   ------     ------    -------     -----     ----------   -----------   -----------
Balance, December 31, 1997......   70,459        705    (10,500)     (105)       846,544    10,197,111    11,044,255

Net income......................       --         --         --        --             --    10,020,680    10,020,680
Distribution to shareholders....       --         --         --        --             --    (2,300,000)   (2,300,000)
                                   ------     ------    -------     -----     ----------   -----------   -----------
Balance, December 31, 1998......   70,459     $  705    (10,500)    $(105)    $  846,544   $17,917,791   $18,764,935
Net income......................       --         --         --        --             --     5,572,803     5,572,803
Distribution to shareholders....       --         --         --        --             --    (8,584,541)   (8,584,541)
Dividends declared..............       --         --         --        --             --    (2,109,327)   (2,109,327)
Issuance of shares..............      770          7         --        --        257,172            --       257,179
                                   ------     ------    -------     -----     ----------   -----------   -----------
Balance, December 31, 1999......   71,229     $  712    (10,500)    $(105)    $1,103,716   $12,796,726   $13,901,049
                                   ======     ======    =======     =====     ==========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

          CONSOLIDATED STATEMENT OF CHANGES IN SUBORDINATED BORROWINGS

Subordinated borrowings at January 1, 1997..................  $        --

Increase--issuance of subordinated notes....................    1,250,000
Decrease--payment of subordinated notes.....................   (1,250,000)
                                                              -----------
Subordinated borrowings at December 31, 1997................           --

Increase--issuance of subordinated notes....................    3,500,000
Decrease--payment of subordinated notes.....................   (3,500,000)
                                                              -----------
Subordinated borrowings at December 31, 1998................           --

Increase--issuance of subordinated notes....................           --
Decrease--payment of subordinated notes.....................           --
                                                              -----------
Subordinated borrowings at December 31, 1999................  $        --
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------
                                                            1999          1998          1997
                                                         -----------   -----------   -----------
Cash flows from operating activities:
  Net income...........................................  $ 5,572,803   $10,020,680   $ 5,802,478
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization......................      368,570       340,193       284,522
    Bad debt expense...................................      150,000       350,000            --
    Minority interests in earnings (net loss) of
      consolidated subsidiaries........................     (415,721)      429,659       699,025
    Cumulative change in accounting principle..........           --       284,694            --
    Change in:
      Deposit with clearing organization...............     (250,000)           --            --
      Receivables......................................   (1,052,473)     (137,869)     (565,081)
      Securities owned.................................    5,981,207    (5,386,111)   (3,210,424)
      Other assets.....................................     (110,185)     (273,666)      (55,542)
      Payable to brokers and dealers...................       (2,814)       19,551         1,944
      Securities sold, not yet purchased...............       42,893      (396,603)      233,706
      Accounts payable and other accrued liabilities...        2,416        81,991       (59,369)
      Accrued profit sharing...........................       50,000       125,000        46,696
      Deferred compensation............................     (872,051)      435,736       557,280
      Sales commissions payable........................      208,995       329,838       (23,843)
      State income taxes payable.......................        4,527       104,669      (109,501)
                                                         -----------   -----------   -----------
        Net cash provided by operating activities......    9,678,167     6,327,762     3,601,891
                                                         -----------   -----------   -----------
Cash flows from investing activities:
  Capital expenditures.................................     (259,241)     (379,141)     (857,588)
                                                         -----------   -----------   -----------
Cash flows from financing activities:
  Issuance of common stock.............................      257,179            --            --
  Purchase of treasury stock...........................           --            --      (430,656)
  Distribution to shareholders.........................   (8,584,541)   (2,300,000)   (1,750,000)
  Distributions paid to minority interests.............     (120,000)      (83,628)      (51,347)
                                                         -----------   -----------   -----------
        Net cash used in financing activities..........   (8,447,362)   (2,383,628)   (2,232,003)
                                                         -----------   -----------   -----------
Net increase in cash and cash equivalents..............      971,564     3,564,993       512,300
Cash and cash equivalents at beginning of year.........    8,814,452     5,249,459     4,737,159
                                                         -----------   -----------   -----------
Cash and cash equivalents at end of year...............  $ 9,786,016   $ 8,814,452   $ 5,249,459
                                                         ===========   ===========   ===========
Supplemental disclosures of cash flow information:
  Cash paid for interest...............................  $        --   $    40,570   $    21,079
  Cash paid for income taxes...........................       11,778        25,812        45,038
Noncash financing activity:
  Dividends declared but not yet paid..................    2,109,327            --            --

   The accompanying notes are an integral part of these financial statements.

                           SANDERS MORRIS MUNDY INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS

    Sanders Morris Mundy Inc. (the Company) was incorporated in the state of Texas for the purpose of serving as a broker/dealer and to enter into certain investment banking activities. The Company commenced operations in 1987 and currently operates as an introducing broker. Its customers' accounts had been carried by Broadcort Capital Corp. (Broadcort) pursuant to a fully-disclosed clearing arrangement until May 1999, when the Company entered into a new fully-disclosed clearing arrangement with the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

    In addition, the Company manages, through its majority interests in certain management companies, limited partnerships which invest in debt and equity securities in companies primarily operating in the environmental industry and in small capitalization companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

    CASH AND CASH EQUIVALENTS

    For purposes of the consolidated statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

    SECURITIES OWNED

    Substantially all marketable securities are carried at fair value based on quoted market prices or amounts that approximate fair value. Not readily marketable securities are valued at fair value based on either internal valuation models or management's estimate of amounts that could be realized under current market conditions assuming an orderly liquidation over a reasonable period of time. Unrealized gain or loss from marking securities owned to market value is included in income under the caption "Trading gains, net." Securities not readily marketable include securities (a) for which there is no market on a securities exchange or no independent publicly quoted market,
(b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933 or other applicable securities acts, or (c) that cannot be offered or sold because of other arrangements, restrictions or conditions applicable to the securities or to the Company. Proprietary transactions and the related income/expense are recorded on the trade date. Realized gains and losses from sales of securities are computed using the average cost method.

    COMMISSIONS

    Commissions are recorded on a trade-date basis as securities transactions occur.

    LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT

    Leasehold improvements, furniture and equipment are carried at cost less accumulated depreciation and amortization. Amortization of leasehold improvements is computed on a straight-line basis over the term of the lease. Depreciation of office furniture and equipment is computed on a straight-line basis over a seven-year period.

                           SANDERS MORRIS MUNDY INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    GOODWILL

    Goodwill is being amortized on a straight-line basis over ten years.

    UNDERWRITING

    Underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Underwriting management fees are recorded on the offering date, sales concessions are recorded on the settlement date, and underwriting fees are recorded at the time the underwriting is completed and the related income is reasonably determinable.

    INCOME TAXES

    The Company has elected to be treated as an S Corporation for federal income tax purposes. Accordingly, stockholders are individually responsible for reporting for federal income tax purposes their appropriate share of the Company's taxable income or loss. Accordingly, no provision for federal income taxes is included in the consolidated financial statements.

    The Company is directly liable for state income taxes. The provision for state income taxes is calculated under the liability method and is included in other expenses in the consolidated statement of income.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    Management has determined that the fair value of the Company's financial instruments is equivalent to the carrying amount of such financial instruments as presented or disclosed in the consolidated financial statements.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    RISKS AND UNCERTAINTIES

    The Company owns securities which are valued at estimated or quoted market values at the statement of financial condition date. As a result of changes in market and other conditions, it is at least reasonably possible that changes to the values of securities could occur in the short-term and be material to the Company's financial statements.

                           SANDERS MORRIS MUNDY INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    CHANGE IN ACCOUNTING PRINCIPLE

    In 1998, Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" (SOP 98-5), was adopted. SOP 98-5 requires that organization costs be expensed as they are incurred. Additionally, any organization costs previously capitalized and unamortized are to be charged against earnings. The cumulative effect of adopting SOP 98-5 was a charge of $284,694 which is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income.

    NEW ACCOUNTING PRONOUNCEMENT

    In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of Effective Date of Financial Accounting Standard No. 133" (SFAS 137) which results in a one-year delay of the implementation of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). As a result, the provisions of SFAS 133 will now become effective for all reporting periods beginning after June 15, 2000 and retroactive application of SFAS 133 is not permitted. SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. Under SFAS 133, these derivatives must be measured at fair value and recognized as either assets or liabilities in the statement of financial condition. In addition, hedge accounting should only be provided for those transactions that meet certain specified criteria. The accounting for changes in fair value of a derivative will be dependent upon the intended use of the derivative and its designation. The Company does not believe that the impact of adopting SFAS 133 will be material.

    RECLASSIFICATIONS

    Certain 1997 and 1998 amounts have been reclassified to conform to their 1999 presentation.

3. RECEIVABLES

    The receivables balance at December 31 is comprised of the following:

                                                          1999         1998
                                                       ----------   ----------
Notes receivable--nonaffiliated parties..............  $1,330,820   $  801,174
Notes receivable--related parties....................     357,055      429,995
Receivable from brokers and dealers..................     121,939       85,930
Other receivables....................................   1,261,261      701,503
Allowances for bad debts.............................    (500,000)    (350,000)
                                                       ----------   ----------
                                                       $2,571,075   $1,668,602
                                                       ==========   ==========

    At December 31, 1999, notes receivable from nonaffiliated parties consist of uncollateralized promissory notes from unrelated companies. The notes bear interest at rates from 0% to 12% and mature between 2000 and 2003.

    At December 31, 1998, the major amounts of notes receivable from nonaffiliated parties consist of two promissory notes from an unrelated company. The first note for $425,000 bears interest at 8% and

                           SANDERS MORRIS MUNDY INC.

3. RECEIVABLES (CONTINUED)
matures on December 31, 2002. The second note, in the amount of $265,253, is noninterest-bearing and matures on December 31, 2002.

    Notes receivable from related parties are interest bearing loans provided to certain executives and employees of the Company. At December 31, 1999, the notes have tiered maturities from 2000 through 2003 and are structured to be incentives for the employees to remain at the Company. As each maturity date is reached, a portion of the notes and applicable interest is forgiven if the employee remains employed by the Company. Such forgiveness is recorded as employee compensation expense in the consolidated statement of income.

    Included in other receivables at December 31, 1999 and 1998, is $388,449 and $299,441, respectively, from affiliated limited partnerships primarily for management fees.

4. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED

    Marketable securities owned and securities sold, not yet purchased, consist of the following at market values:

                                                                    SOLD, NOT YET
                                                         OWNED        PURCHASED
                                                       ----------   -------------
1999
U.S. securities--Corporate stocks....................  $2,297,333      $62,297

1998
U.S. securities:
  Corporate stocks...................................  $3,562,997      $19,404
  Options and warrants...............................       2,904           --
                                                       ----------      -------
                                                       $3,565,901      $19,404
                                                       ==========      =======

    Securities not readily marketable consist of investments in limited partnerships, equities, options and warrants. The investments in limited partnerships, which are accounted for using the equity method, consist of Environmental Opportunities Fund, L.P., Environmental Opportunities Fund (Cayman), L.P., Environmental Opportunities Fund II, L.P., Environmental Opportunities Fund II (Institutional), L.P., Corporate Opportunities Fund, L.P., and Corporate Opportunities Fund (Institutional), L.P.

A summary of the results of operations of the limited partnerships is as follows:

                                          1999           1998           1997
                                      ------------   ------------   ------------
Result of operations:
  Investment income.................  $    360,873   $    538,892   $    154,788
  Realized gain (loss) on
    investments.....................            --     21,951,470     (3,000,083)
  Change in unrealized gain (loss)
    on investments..................   (14,681,054)   (12,051,868)    15,217,265
  Increase (decrease) in partners'
    capital resulting from
    operations......................   (17,462,497)     8,577,404     11,565,908

                           SANDERS MORRIS MUNDY INC.

4. SECURITIES OWNED AND SECURITIES SOLD, NOT YET PURCHASED (CONTINUED)
    A summary of the financial condition of the limited partnerships is as follows:

                                                        1999          1998
                                                     -----------   -----------
Total assets.......................................  $61,370,028   $56,183,338
Total liabilities..................................      386,856       182,670

5. LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT

    Leasehold improvements, furniture and equipment consists of the following at December 31:

                                       ESTIMATED USEFUL
                                        LIFE IN YEARS        1999          1998
                                       ----------------   -----------   -----------
Leasehold improvements...............          5          $ 1,094,779   $ 1,034,825
Furniture and fixtures...............          7              901,289       858,297
Office equipment.....................          7            1,038,578       882,283
                                                          -----------   -----------
                                                            3,034,646     2,775,405
Accumulated depreciation.............                      (1,793,010)   (1,466,127)
                                                          -----------   -----------
Leasehold improvements, furniture and
  equipment, net.....................                     $ 1,241,636   $ 1,309,278
                                                          ===========   ===========

6. CONCENTRATIONS OF RISK

    In the normal course of business, the Company enters into securities sales transactions as principal. If the securities subject to such transactions are not in the possession of the Company, the Company is subject to risk of loss if it must acquire the security on the open market at a price which exceeds the contract amount of the transaction.

    The Company executes, as agent, securities transactions on behalf of its customers. If either the customer or a counterparty fails to perform, the Company may be required to discharge the obligations of the nonperforming party. In such circumstances, the Company may sustain a loss if the market value of the security is different from the contract value of the transaction. The Company's customer security transactions are transacted on either a cash or margin basis. In margin transactions, the customer is extended credit by the clearing broker, subject to various regulatory margin requirements, collateralized by cash and securities in the customer's account. In connection with these activities, the Company executes customer transactions with the clearing broker involving the sale of securities not yet purchased (short sales). If the customer fails to satisfy its obligation, the Company may be required to purchase financial instruments at prevailing market prices in order to fulfill the customer's obligations.

    As an introducing securities broker and dealer, the Company is engaged in various trading and brokerage activities involving securities of various industries. A substantial portion of the Company's transactions involve securities relating to the environmental industry. Accordingly, the overall economic impact of environmental industry trends could directly impact the Company's ability to maintain current trading activity levels.

    The Company's policy is to monitor its market exposure, customer risk and counterparty risk through the use of a variety of credit exposure reporting and control procedures, including marking-to-market securities and any related collateral as well as requiring adjustments of collateral

                           SANDERS MORRIS MUNDY INC.

6. CONCENTRATIONS OF RISK (CONTINUED)
levels as necessary. In addition, the Company has a policy of reviewing, as considered necessary, the credit standing of each counterparty and customer with which it conducts business.

7. COMMITMENTS AND CONTINGENCIES

    The Company leases office space under noncancelable operating leases which provide for base annual rentals and additional rentals based on the lessor's operating expenses for the year. Rental expense for the year ended December 31, 1999, 1998 and 1997 totaled $750,886, $628,695 and $681,139, respectively.
Future minimum rentals at December 31, 1999 approximate:

YEAR                                                            AMOUNT
----                                                          ----------
2000........................................................  $  858,000
2001........................................................     862,000
2002........................................................     808,000
2003........................................................     241,000
2004........................................................      80,000
                                                              ----------
                                                              $2,849,000
                                                              ==========

    In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at December 31, 1999 and 1998, and which were subsequently settled, had no material effect on the consolidated financial statements as of that date.

    On December 31, 1999, the Board of Directors declared a cash dividend to the Company's shareholders of record at December 31, 1999 of 50% of 1) the sum of the Company's taxable income for the year ended December 31, 1999 and for the month of January 2000, 2) less capital gains realized from the sale of common stock of a public company and 3) less distributions of shares of stock of a public company and a private company in 1999. The amount of the dividend related to the year ended December 31, 1999 is recognized as a liability on the consolidated statement of financial condition.

    As part of its regular examination cycle, NASD Regulation inspected the Company in August 1999. Following this inspection, various issues primarily regarding supervisory procedure documentation, recordkeeping requirements, and supervision relating to such requirements and procedures were brought to the Company's attention. The Company has submitted to NASD Regulation its responses to the issues brought to the Company's attention. The Company believes its responses are adequate to resolve the outstanding issues. However, NASD Regulation has not responded to the Company as to whether they will commence enforcement proceedings with respect to one or more of the issues. The Company has undergone NASD Regulation inspections in prior years and has not had an enforcement proceeding commenced with respect to any issues raised in previous inspections.

    The Company is a defendant in certain litigation incidental to its securities and underwriting business. Management of the Company, after consultation with outside legal counsel, believes that the resolution of these lawsuits will not result in any material adverse effect on the Company's consolidated financial position.

                           SANDERS MORRIS MUNDY INC.

8. BENEFIT PLANS

    The Company maintains a defined contribution profit sharing plan for all eligible employees, as defined by the plan document. The annual contributions by the Company are discretionary. During 1999 and 1998, the Company accrued contributions of $500,000 and $450,000, respectively. Such contributions were funded subsequent to December 31, 1999 and 1998, respectively.

    The Company has a defined contribution plan in accordance with section 401(k) of the Internal Revenue Code for all eligible employees, as defined by the plan document. Eligible employees may contribute a percentage of pretax earnings to the plan. Matching contributions by the Company are optional and discretionary. For the years ended December 31, 1999 and 1998, there were no expenses under this plan. For the year ended December 31, 1997 expenses under this plan were $1,188,320.

9. DEFERRED COMPENSATION PLANS

    As part of certain underwriting agreements with its customers, the Company is awarded warrants, options, or equities which it contributes to a deferred compensation plan for key executives and employees. The Company is contractually obligated to pay to plan participants all proceeds, if any, from the exercise or sale of such securities. Expenses under this plan, which correspond to the increases in value of such warrants were $3,585,411, $9,006,570, and $1,188,320 for the years ended December 31, 1999, 1998, and 1997, respectively.

    The Company has an agreement with certain of its employees which entitles them to participate in a portion of the appreciation in its investment in certain limited partnership interests. The deferred compensation liability under this agreement was $615,497 and $1,091,677 for the years ended December 31, 1999 and 1998, respectively.

10. NET CAPITAL REQUIREMENTS

    The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 1999, the Company had net capital, as defined, of $5,879,446 which was $5,567,327 in excess of the required minimum net capital of $312,119. At December 31, 1998, the Company had net capital, as defined, of $6,528,705 which was $6,278,705 in excess of the required minimum net capital of $250,000. The Company's aggregate indebtedness to net capital ratio was .80-to-1 and .43-to-1 at December 31, 1999 and 1998, respectively.

11. MERGER

    On January 31, 2000, Pinnacle Global Group, Inc. (Pinnacle) acquired 100% of the outstanding stock of the Company and merged Harris Webb & Garrison, Inc., a subsidiary of Pinnacle, into the Company. The combined company is known as Sanders Morris Harris Inc. In connection with the merger, in December 1999, the Company distributed 150,000 shares of common stock of EarthCare Company and 25,000 shares of convertible preferred stock of OptiMark Technologies, Inc. to the Company's shareholders.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    DATED this 28th day of April, 2000.

                                                       PINNACLE GLOBAL GROUP, INC.

                                                       By:          /s/ ROBERT E. GARRISON II
                                                            -----------------------------------------
                                                                      Robert E. Garrison II
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER